UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2009

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Del Monte Foods Company 2002 Stock Incentive Plan

On July 28, 2009, the Board of Directors (the “Board”) of Del Monte Foods Company (the “Company”) adopted the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009, subject to stockholder approval (the “Amended 2002 Plan”). The Amended 2002 Plan was approved by the Company’s stockholders at its annual meeting held on September 24, 2009.

The Del Monte Foods Company 2002 Stock Incentive Plan (the “2002 Plan”) was originally adopted by the Board effective December 20, 2002, was previously amended and restated by the Board effective August 15, 2005 and August 6, 2007, and was previously approved by the stockholders. Options and other stock awards granted under the 2002 Plan prior to its July 28, 2009 amendment and restatement will continue to be subject to the terms and conditions as set forth in the agreements evidencing such options and other awards as well as the terms of the 2002 Plan prior to its July 28, 2009 amendment and restatement.

Summary of the Amendments to the 2002 Stock Incentive Plan

Under the Amended 2002 Plan, the total number of shares authorized for grant is 42,978,385. This reflects an 11,419,645 share increase in the number of shares authorized under the 2002 Plan. Shares of common stock issued pursuant to equity incentives granted under the Amended 2002 Plan on or after May 4, 2009 will reduce the Amended 2002 Plan’s share reserve (i) by one share in the case of options and stock appreciation rights with exercise prices at least equal to fair market value of the Company’s common stock on the grant date and (ii) by 1.98 shares in the case of all other equity incentives granted under the Amended 2002 Plan (rather than the 2.79 multiple applicable to such other equity incentives granted before May 4, 2009 but on or after April 30, 2007).

The Amended 2002 Plan includes a number of provisions that are intended to qualify certain awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) denies a deduction to any publicly held corporation for certain compensation paid to “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. Under the 2002 Plan prior to its July 28, 2009 amendment and restatement, (i) no more than 1,500,000 shares of common stock could be granted to any individual in any fiscal year pursuant to incentive awards and (ii) the maximum value of performance-based cash awards that could be paid to any individual in any fiscal year was $2,000,000. Such per-person limitations are required in order to qualify certain awards as “performance-based compensation” under Section 162(m). The Amended 2002 Plan increases both of these limitations and provides that (i) no more than 2,000,000 shares of common stock may be granted to any individual in any fiscal year pursuant to options, stock appreciation rights, other incentive awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value of a share of common stock on the grant date of the award, or any other incentive award intended to qualify as performance-based compensation under Section 162(m) (other than performance-based cash awards) and (ii) the maximum value of performance-based cash awards that may be paid to any individual in any fiscal year is $3,000,000.

The Amended 2002 Plan also includes additional business criteria that the Compensation Committee of the Board (the “Compensation Committee”) may use in establishing performance goals with respect to certain performance-based awards that may be granted under the Amended 2002 Plan. Such performance-based awards may qualify as “performance-based compensation” under Section 162(m). The following are the business criteria that the Compensation Committee may use in establishing performance goals under the Amended 2002 Plan:

•	cash flow

•	earnings (including net earnings, earnings before interest, taxes and depreciation (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA))

•	earnings per share

•	margin (including gross margin, net margin and operating margin)

•	stockholders’ equity

•	return on equity or average stockholders’ equity

•	return on assets, net assets or invested capital (ROIC)

•	total stockholder return (TSR)

•	revenue

•	pre-tax profit

•	net operating profit

•	income, net income or operating income

•	cash flow per share

•	operating cash flow

•	sales or revenue targets

•	return on operating revenue

•	market share

•	expenses and cost reduction goals

•	improvement in or attainment of working capital levels

•	share price performance

•	implementation or completion of projects or processes

•	customer satisfaction

•	capital expenditures

•	debt metrics

•	performance against operating budget goals

•	operating efficiency

Additionally, the Amended 2002 Plan clarifies the types of adjustments that the Compensation Committee may make in calculating the attainment of performance goals with respect to certain performance-based awards that may be granted under the Amended 2002 Plan.

Such performance-based awards may qualify as “performance-based compensation” under Section 162(m). Under the Amended 2002 Plan, when establishing the applicable performance goals for a performance period using one or more of the business criteria listed above, the Compensation Committee is authorized to specify whether the applicable performance goal will exclude certain measurable components, including, without limitation, one or more of the following, provided that the achievement or non-achievement of the resulting performance goal may be objectively determined from the financial information collected by the Company in the preparation of its financial reports: (i) restructuring and/or other nonrecurring charges; (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (iii) the effects of changes to generally accepted accounting principles required by the Financial Accounting Standards Board; (iv) the effects of any statutory adjustments to corporate tax rates; (v) the effects of any “extraordinary items” as determined under generally accepted accounting principles; (vi) transformation-related expenses; (vii) the impact of purchase accounting; (viii) integration expenses; (ix) refinancing expenses; (x) litigation-related expenses; (xi) cash used in or provided by large acquisitions or divestitures; (xii) the impact of corporate transactions such as mergers, acquisitions and divestitures (including, but not limited to, cash flows of large acquisition or divestiture transactions); (xiii) any gain recognized in connection with the sale of businesses; (xiv) asset and/or goodwill write-downs, (xv) litigation or claim judgments or settlements; (xvi) the effect of changes in tax laws or other laws or provisions affecting reported financial results; and (xvii) any reorganization and restructuring programs.

Under the Amended 2002 Plan, incentive awards granted to a participant will be subject to forfeiture or repayment if (i) the Company or any of its subsidiaries restates any financial report that, due to misconduct, was materially noncompliant with the securities laws when filed, (ii) the participant is subject to Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the participant is granted any equity incentives under the Amended 2002 Plan during the 12-month period after the restated financial report (i.e., the financial report that was later restated) was first publicly issued or filed with the SEC. Prior to its July 28, 2009 amendment and restatement, the 2002 Plan did not explicitly embed such forfeiture and repayment provisions as part of the Plan itself.

Finally, the Amended 2002 Plan expands certain explicit prohibitions on repricing (in addition to the prohibitions in the 2002 Plan) by providing that without stockholder approval, no incentive award granted under the Plan will be repriced, replaced or regranted through (i) cancellation of an option or stock appreciation right in exchange for cash or a new incentive award or (ii) any other action that is treated as a repricing under generally accepted accounting principles.

Material Provisions of the 2002 Stock Incentive Plan, as Amended and Restated Effective July 28, 2009 and Approved by the Stockholders September 24, 2009

The description of the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009, included under “Proposal 3 – Approval of the Del Monte Foods Company 2002 Stock Incentive Plan, as Amended and Restated” in the Company’s proxy statement relating to its annual meeting held on September 24, 2009, as filed with the Securities and Exchange Commission on August 19, 2009, is incorporated herein by reference.

The foregoing summary of the amendments to the Del Monte Foods Company 2002 Stock Incentive Plan and the incorporated description of the material provisions of the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009, do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Del Monte Foods Company Annual Incentive Plan

On July 28, 2009, the Board of Directors (the “Board”) of Del Monte Foods Company (the “Company”) adopted the Del Monte Foods Company Annual Incentive Plan, as amended and restated effective July 28, 2009, subject to stockholder approval (the “Amended AIP”). The Amended AIP was approved by the Company’s stockholders at its annual meeting held on September 24, 2009.

The Del Monte Foods Company Annual Incentive Plan (the “AIP”) was previously adopted by the Board and approved by the stockholders effective April 28, 2003. The Amended AIP will first apply to the Company’s fiscal year beginning May 3, 2010 (i.e., fiscal 2011).

Summary of the Amendments to the Annual Incentive Plan

The Amended AIP includes a number of provisions that are intended to qualify certain awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Section 162(m) denies a deduction to any publicly held corporation for certain compensation paid to “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. Under the AIP prior to its July 28, 2009 amendment and restatement, the maximum amount payable to any participant for any Plan Year was the lesser of $2,000,000 or 200% of the participant’s fiscal year earnings. Such a per-person limitation is required in order to qualify certain awards as “performance-based compensation” under Section 162(m). The Amended AIP increases this limitation and provides that the maximum amount payable to any participant for any Plan Year is $3,000,000. The “Plan Year” for the Amended AIP is the Company’s fiscal year.

The Amended AIP also includes additional business criteria that the Compensation Committee of the Board (the “Compensation Committee”) may use in establishing certain performance goals with respect to awards paid under the Amended AIP. Such awards may qualify as “performance-based compensation” under Section 162(m). The following are the business criteria that the Compensation Committee may use in establishing certain performance goals under the Amended AIP:

•	cash flow

•	earnings (including net earnings, earnings before interest, taxes and depreciation (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA))

•	earnings per share

•	margin (including gross margin, net margin and operating margin)

•	stockholders’ equity

•	return on equity or average stockholders’ equity

•	return on assets, net assets or invested capital (ROIC)

•	total stockholder return (TSR)

•	revenue

•	pre-tax profit

•	net operating profit

•	income, net income or operating income

•	cash flow per share

•	operating cash flow

•	sales or revenue targets

•	return on operating revenue

•	market share

•	expenses and cost reduction goals

•	improvement in or attainment of working capital levels

•	share price performance

•	implementation or completion of projects or processes

•	customer satisfaction

•	capital expenditures

•	debt metrics

•	performance against operating budget goals

•	operating efficiency

Additionally, the Amended AIP provides that the Compensation Committee may make certain adjustments when calculating the attainment of performance goals with respect to certain performance-based awards that may be granted under the Amended AIP. Such performance-based awards may qualify as “performance-based compensation” under Section 162(m). Prior to its July 28, 2009 amendment and restatement, the AIP did not explicitly provide for such adjustments. Under the Amended AIP, when establishing the applicable performance goals for a Plan Year using one or more of the business criteria listed above, the Compensation Committee is authorized to specify whether the applicable performance goal will exclude certain measurable components, including, without limitation, one or more of the following, provided that the achievement or non-achievement of the resulting performance goal may be objectively determined from the financial information collected by the Company in the preparation of its financial reports: (i) restructuring and/or other nonrecurring charges; (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated performance goals; (iii) the effects of changes to generally accepted accounting principles required by the Financial Accounting Standards Board; (iv) the effects of any statutory adjustments to corporate tax rates; (v) the effects of any “extraordinary items” as determined under generally accepted accounting principles; (vi) transformation-related expenses; (vii) the impact of purchase accounting; (viii) integration expenses; (ix) refinancing expenses; (x) litigation-related expenses; (xi) cash used in or provided by large acquisitions or divestitures; (xii) the impact of corporate transactions such as mergers, acquisitions and divestitures (including, but not limited to, cash flows of large acquisition or divestiture transactions); (xiii) any gain recognized in connection with the sale of businesses;

(xiv) asset and/or goodwill write-downs, (xv) litigation or claim judgments or settlements; (xvi) the effect of changes in tax laws or other laws or provisions affecting reported financial results; and (xvii) any reorganization and restructuring programs.

Under the AIP prior to its July 28, 2009 amendment and restatement, participants were required to remain employed by the Company until the award payment date in order to receive a payment, except in the event of death, disability or retirement. In the event that a participant died, became disabled or retired before the award payment date, he or she was entitled to receive a prorated amount based on the number of months worked during the year. Such prorated amount was based on the participant’s target incentive award and was not adjusted for performance. The Amended AIP retains the exception for death, disability and retirement, and continues to provide for prorated awards upon any such event. However, the Amended AIP also provides that if a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, retires, his or her prorated award will be further adjusted for actual performance.

The Amended AIP includes an alternative method for establishing and determining awards whereby the Compensation Committee would establish (i) a threshold performance goal based on one or more of the business criteria specified in the Amended AIP and (ii) the maximum award that may be earned by each participant if the threshold goal is achieved. No awards would be earned or payable under the Amended AIP unless the threshold goal is achieved. If the threshold goal is achieved, each participant’s maximum award would be subject to possible reduction by the Compensation Committee based on additional business or individual criteria or any other factors determined by the Compensation Committee, and the actual awards payable to participants would be the maximum awards, or a portion thereof, based on the application of the additional criteria and other factors. Prior to its July 28, 2009 amendment and restatement, the AIP did not explicitly provide for such an alternative method.

The Amended AIP provides that payments will be made as soon as practicable after approval by the Compensation Committee, but in no event later than 75 days following the end of the Plan Year with respect to which awards are being paid (except for certain prorated awards that are paid to certain participants due to death, disability or retirement during the Plan Year). Prior to its July 28, 2009 amendment and restatement, the AIP provided that payments would be made as soon as practicable after approval by the Compensation Committee, but in no event later than the July 15th following the Plan Year with respect to which awards are being paid.

Finally, under the Amended AIP, payments made to a participant will be subject to repayment if (i) the Company or any of its subsidiaries restates any financial report that, due to misconduct, was materially noncompliant with the securities laws when filed, (ii) the participant is subject to Section 16 of the Securities Exchange Act of 1934, as amended, and (iii) the participant receives any amounts under the Amended AIP during the 12-month period after the restated financial report (i.e., the financial report that was later restated) was first publicly issued or filed with the SEC. Prior to its July 28, 2009 amendment and restatement, the AIP did not explicitly provide for such forfeiture and repayment.

Material Provisions of the Annual Incentive Plan, as Amended and Restated Effective July 28, 2009 and Approved by the Stockholders September 24, 2009

The description of the Del Monte Foods Company Annual Incentive Plan, as amended and restated effective July 28, 2009, included under “Proposal 4 – Approval of the Del Monte Foods Company Annual Incentive Plan, as Amended and Restated” in the Company’s proxy statement relating to its annual meeting held on September 24, 2009, as filed with the Securities and Exchange Commission on August 19, 2009, is incorporated herein by reference.

The foregoing summary of the amendments to the Del Monte Foods Company Annual Incentive Plan and the incorporated description of the material provisions of the Del Monte Foods Company Annual Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009, do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009. **

10.2	Del Monte Foods Company Annual Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009. **

**	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: September 28, 2009	By:	/s/ James Potter
	Name:	James Potter
	Title:	Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009. **

10.2	Del Monte Foods Company Annual Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009. **

**	Indicates a management contract or compensatory plan or arrangement.